1996: BUILDING A BASE FOR FUTURE HIGHS

           by Art Bonnel, Portfolio Manager of the Bonnel Growth Fund.

As we enter the new year, most investors are wondering if the market will repeat its 1995 performance. The answer is very simple: "No." However, years like 1995 help to give the market its average growth rate of 10+% compounded. As most investors may remember, 1994 was not a good year. So along came 1995, and we are back on track.

     What does this mean for 1996? For one thing, it is an election year. As we all know, election years tend to be good market years because politicians want to be re-elected.

     But just because this is "supposed" to be a good year doesn't mean the market will go straight up. And, in fact, it would be best for the market to consolidate around its current levels (5000 to 5200 on the Dow). This could give the market a base from which a new bull run could be launched to new highs.

     Earnings should be good this year. This will help the Bonnel Growth Fund continue to produce respectable gains during the year. The objective of the Fund is to invest in growing companies; if earnings do grow, then the Fund should be able to participate in a favorable manner. To expect to repeat the 45% return from last year WOULD be asking too much . . . but we are nevertheless looking forward to a positive year.

     During 1995, technology stocks were the best investment bets. In 1996, different industries will more likely lead the way. Health care seems to be coming back into focus, along with oils and retailers. And technological end users will benefit as computer equipment prices drop, making products more accessible.

     Technology's price reductions will continue to hold down inflation, thus keeping down interest rates. As long as the Federal Reserve does not attempt to raise interest rates, the market should provide a respectable return.

     As always, one must focus on the long term. "Next year" is not long term, and we are extremely optimistic over the next five to ten years. If this year or the next is down, it should be viewed as a buying opportunity--not as a reason to panic. Demographics will be the driving force over the next decade, and quarter-to-quarter fluctuations are just that: FLUCTUATIONS. Investors should continue to invest in quality growth issues, not trying to be "in" on the latest hot issue.

     As of year end, there were over 100 different companies and more than 60 different industries represented in the Bonnel Growth Fund portfolio. The largest holding was Seagate Technology, comprising 2.4% of the Fund. The next largest was Cognex, which represented 1.9% of the Fund. Total assets were $37.7 million, with $36.6 million in stocks (or 97.1%) and only $0.3 million in cash (or 0.7%). The Fund ended the year up 45.2%, versus 26.2% for the Russell 2000.

     EDITOR'S NOTE: Art Bonnel is the Portfolio Manager for the Bonnel Growth Fund, which is the newest fund under the leadership of United Services Advisors, Inc.

FOR MORE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-4-BONNEL (1-800-426-6635). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. INVESTMENT RETURNS AND PRINCIPAL VALUE MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERIOD ENDED 12/31/95, 1 YEAR, 45.2%. LIFE OF THE FUND, 10/17/94-12/31/95, 37.65%.